AMERICAN GENERAL LIFE INSURANCE COMPANY
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                             SEPARATE ACCOUNT VL-R
AG INCOME ADVANTAGE VUL(SM)
CORPORATE AMERICA
INCOME ADVANTAGE SELECT(SM)
PLATINUM INVESTOR(R) I
PLATINUM INVESTOR(R) II
PLATINUM INVESTOR(R) III
PLATINUM INVESTOR(R) IV
PLATINUM INVESTOR(R) FLEXDIRECTOR
PLATINUM INVESTOR(R) PLUS
PLATINUM INVESTOR(R) SURVIVOR
PLATINUM INVESTOR(R) SURVIVOR II
PROTECTION ADVANTAGE SELECT(SM)

                   THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                           SEPARATE ACCOUNT USL VL-R
INCOME ADVANTAGE SELECT(SM)
PLATINUM INVESTOR
PLATINUM INVESTOR(R) PLUS
PROTECTION ADVANTAGE SELECT(SM)

                       SUPPLEMENT DATED FEBRUARY 13, 2020
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED

      The purpose of this supplement is to notify owners of American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("US Life") (AGL and US Life together referred to hereinafter as the "Company") variable universal life insurance Policies (the "Policies") of the proposed liquidations of the following Portfolios (hereinafter referred to as the "Portfolios"), portfolios of the BNY Mellon Variable Investment Fund (the "Trust"):

      BNY Mellon VIF International Value Portfolio
      BNY Mellon VIF Quality Bond Portfolio

      The Board of Trustees of the Trust (the "Board") approved the termination and liquidation of the Portfolios. The liquidations are expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about Thursday, April 30, 2020 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolios will be automatically liquidated at the closing unit value and the liquidation proceeds transferred into the subaccount supported by the VALIC Company I Government Money Market I Fund ("Money Market Fund") currently available in your Policy.

      If you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Money Market Fund, the Company must receive instructions from you prior to the Market Close at least one business day prior to the Liquidation Date (Wednesday, April 29, 2020). You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below or by completing a transfer form.

      Additional investments into the Portfolios will be accepted up to and including one business day prior to the Liquidation Date. After the Market Close on the Liquidation Date, any premium payments, allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable to your Policy) allocated to the Portfolios will instead be allocated to the subaccount supported by the Money Market Fund.

      Please refer to your Policy prospectus for information regarding the investment options currently offered in your Policy or call our Administrative Center at the telephone number below. Also please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact the Administrative Center.

      Neither our automatic transfer of the liquidation proceeds to the Money Market Fund on the Liquidation Date, nor your transfer of assets out of the Portfolios prior to the Liquidation Date or out of the Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Policy Year or for the purposes of our market timing policies and procedures.

      For a period of time after the closing and liquidations, the Company may provide you with confirmations, statements and other reports that contain the name of the formerly available Portfolios.

      Should you have any questions, please contact the Administrative Center at 1-800-340-2765.